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                                                                    EXHIBIT 23.1
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                 [Arthur Andersen LLP letterhead appears here]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated January 31, 1997 included in Geerlings & Wade, Inc.'s Form 10-K for the year ended December 31, 1996.


                                     /S/ ARTHUR ANDERSEN LLP
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                                      ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 29, 1997